ANNUAL REPORT

TEMPLETON WORLD FUND
AUGUST 31, 2000


[PHOTO OF NAVIGATION TOOL]
[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[Jeffrey A. Everett PHOTO]
JEFFREY A. EVERETT, CFA
Portfolio Manager
Templeton World Fund

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Now you can access online information about your Fund, including this
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

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON WORLD FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of Templeton World Fund, which covers the 12 months ended August 31, 2000. During this time, interest rates ratcheted up in many countries, inflation generally remained subdued, and most global economies produced strong gains. In the United States, economic expansion continued at a blistering pace as consumer confidence reached historic highs and unemployment hit a 30-year low. Despite a massive U.S. trade deficit -- which would lead most seasoned economists to call for the collapse of the dollar's value relative to other currencies -- the dollar set record highs. It was particularly strong against the sliding euro, Europe's new common currency. Even with the European Central

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.

CONTENTS

Shareholder Letter ..............    1

Performance Summary .............    8

Financial Highlights &
Statement of Investments ........   13

Financial Statements ............   24

Notes to Financial Statements ...   27

Report of Independent
Accountants .....................   32

Tax Designation .................   33

FUND CATEGORY

[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/00

[BAR GRAPH]

North American Stocks                32.6%
European Stocks                      25.3%
Asian Stocks                         17.7%
Latin American Stocks                 6.6%
Australian & New Zealand Stocks       4.2%
Middle Eastern & African Stocks       1.3%
Fixed Income Securities               4.5%
Short-Term Investments &
Other Net Assets                      7.8%


Bank's six interest rate hikes during the year under review, the euro witnessed a protracted depreciation of more than 25% versus the dollar through August since its introduction in January 1999. Currency woes aside, many European equity markets benefited from rising exports, dramatic employment gains, increased industrial activity and a significant pickup in merger and acquisition deals.

Record productivity and rising trade levels propelled most Asian economies forward, with Hong Kong posting double-digit gross domestic product (GDP) figures in the first half of 2000.(1) But the big news in Asia was the granting of Permanent Normal Trade Relations (PNTR) status to China by the U.S. Congress, which helped one of the world's most potent, untapped economies begin to open up to foreign investment, capitalism, development and the benefits of increased global competition. Elsewhere in the Far East, South Korea's and Thailand's economies continued to recover, and the International Monetary Fund resumed loan disbursements to Indonesia.

Latin American economies performed well for the most part, fostered by falling unemployment, enactment of government reforms, slowed inflation, currency stability and an increase in investor confidence. Mexico, in particular, enjoyed strong GDP gains due in part to the unrelenting expansion of the U.S. economy (its primary export partner) and soaring oil prices.

During the first half of the reporting period, global stock markets generally provided strong results. The U.S. was at the forefront, posting record highs across the major indexes. However, by April 2000 many of the technology, media and telecommunication stocks that had been driving the U.S. market

1. Source: Census & Statistics Dept. of Hong Kong suffered severe declines. The Nasdaq Composite Index, a symbol of the "new economy," became quite volatile in the spring, but rebounded by early summer after experiencing four substantial declines of 8% or more.(2)

Many investors appeared to question the viability of "new economy" stocks and sought opportunities in traditional, previously overlooked "old economy" stocks. In our opinion, one of the great myths of the past 12 months was that most stock markets were overpriced. We believe only the minority of large-capitalization stocks throughout the world were overpriced, and that the majority were fairly priced or underpriced.

Within this environment, many of the Fund's equity holdings performed well during the reporting period, and Templeton World Fund - Class A posted a one-year cumulative total return of 13.59%, as shown in the Performance Summary beginning on page 8. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, posted a 13.46% cumulative total return during the same time.(3)

Our performance during the past year, especially in the last six months, was aided by a return by investors to old economy stocks with lower valuations when growth-oriented issues related to the new economy, especially technology-, media-, and telecommunications-related issues, corrected sharply in the spring. Our financial services, banking and insurance stocks, comprising 23% of the Fund's total net assets at the end of the reporting period, rallied as interest rate fears began to subside, ending an extraordinary period of volatility for financial issues.

TOP 10 COUNTRIES(*)
Based on Equity Investments
(87.7% of Total Net Assets)
8/31/00

                  % OF TOTAL
COUNTRY           NET ASSETS
----------------------------
United States        28.8%
Hong Kong             7.2%
United Kingdom        6.9%
Netherlands           6.0%
Brazil                4.4%
Australia             4.0%
South Korea           3.7%
Germany               3.0%
Japan                 2.5%
Switzerland           2.2%

* Does not include investments in fixed income securities, short-term investments or other net assets.


2. Source: Standard & Poor's Micropal.

3. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 SECTORS*
Based on Equity Investments
8/31/00

                             % OF TOTAL
SECTOR                       NET ASSETS
---------------------------------------
Diversified Financials          8.4%
Banks                           8.0%
Real Estate                     6.9%
Insurance                       6.7%
Oil & Gas                       6.1%
Metals & Mining                 5.8%
Electric Utilities              5.5%
Computers & Peripherals         4.8%
Diversified
Telecommunication Services      4.5%
Pharmaceuticals                 3.4%

*Does not include investments in fixed income securities, short-term investments or other net assets.

Most of these stocks seemed to be drastically overlooked one year ago during investors' haste to load up on the technology, media and telecom darlings. Meanwhile, our positions in Merrill Lynch and Morgan Stanley rose in value, and Japan's Nomura Securities climbed just over 60% during the reporting period. Although we are aware that such issues typically decline in value during periods of rising interest rates, we continue to find compelling value and strong fundamentals among selected companies within the category.

Commodity-related stocks also performed well for the Fund. We purchased shares of Hong Kong/China's PetroChina, one of the more controversial and out-of-favor IPOs (initial public offerings) of the year. Although the stock was first offered during the difficult days of April amid a major restructuring and strong opposition from U.S. labor unions, PetroChina still rose more than 53% on the back of sharply higher oil prices. Metal prices also took an upward track during the period, allowing our stake in South Africa's Anglo American Platinum to return approximately 80% during the 12 months under review.

Asian stocks, which represented 15.4% of the Fund's total net assets at the beginning of the period and rose to 17.7% by August 2000, provided some solid results as well. Most notably, returns were aided by Hong Kong's Li & Fung (merchandising) and Japan's Sony Corporation. Two multi-industry Hong Kong stocks, Hutchison Whampoa and Cheung Kong Holdings, posted solid gains during the period, and by August they were among the Fund's largest holdings. Elsewhere, emerging market stocks generally aided returns, especially those of South American telecommunications companies.

As might be expected, there were some disappointments within the portfolio. As always, we reviewed underachieving stocks to determine whether their decline stemmed from deteriorated long-term prospects, or simply a short-term event or market "noise." Lately, retailers of all sorts have been impacted by a plethora of new options for consumers, and of course, new shopping methods (such as "e-tailing," or buying through the Internet). Our holdings in Marks & Spencer (U.K.), Coles Myer (Australia) and Sears (U.S.) were negatively affected by these trends, and retail stocks in general proved to be the worst-performing group in the portfolio during the reporting period. From a country perspective, the United Kingdom (6.9% of total net assets) also continued to disappoint, as many companies there have not done well during the past year.

Looking forward, we are optimistic about the outlook for global equities, and shall continue to search the globe for stocks we believe are being improperly valued by other investors. Of course, we remain ardent believers in individual stock selection, as opposed to primarily sector or country allocation considerations. Over time, we've found this bottom-up discipline to be the best approach in our efforts to generate attractive returns. The Fund, which has benefited from myriad market changes over the past 20 years, continues to seek new ways to capitalize on change. As competition increases globally, we expect numerous turns and reforms, upsets and reconstructions, and look forward to the opportunities to come.

Today, it is our belief that many companies not traditionally thought of as "new economy" companies are, in fact, major players in the new economy as more and more managements


TOP 10 EQUITY HOLDINGS
8/31/00

COMPANY,                             % OF TOTAL
SECTOR, COUNTRY                      NET ASSETS
-----------------------------------------------
Cheung Kong Holdings Ltd.,              3.9%
Real Estate, Hong Kong

Morgan Stanley Dean                     2.7%
Witter & Co.,
Diversified Financials,
United States

HCA - The Healthcare Co.,               2.2%
Healthcare Providers &
Services, United States

Merrill Lynch & Co.,                    2.2%
Diversified Financials,
United States

PetroChina Co. Ltd. H,                  1.8%
Oil & Gas, China

Korea Electric Power Corp.,             1.7%
Electric Utilities, South Korea

Broken Hill Proprietary Co. Ltd.,       1.7%
Metals & Mining, Australia

Hewlett-Packard Co.,                    1.6%
Computers & Peripherals,
United States

Ace Ltd.,                               1.6%
Insurance, Bermuda

Gucci Group NV,                         1.5%
Textiles & Apparel,
Netherlands

tune into the competitive advantages of technology and the cyber world. In our opinion, nowhere does this idea loom more powerfully than in China. Its domestic stock markets are due to open to foreigners by mid-2001 and could offer access to a combined market capitalization of US$500 billion -- about three times larger than that of Hong Kong. Although we are bottom-up investors and do not make investment decisions based on top-down considerations, we believe that many opportunities may present themselves there in the near future. Consequently, we expect China and Taiwan to become more important to the Fund as wider trading access is granted, just as we've seen across Europe in recent years.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Mexico's equity market has appreciated 974% in the last 12 years, but has also suffered five quarterly declines of more than 15% each during that time.(4) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

4. Source: Morgan Stanley Capital International/MSCI Mexico Free Index. Based on quarterly percentage price change over 12 years ended 6/30/00. Market return is measured in U.S. dollars and does not include reinvested dividends. The MSCI Mexico Free Index reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The MSCI Mexico Free Index is a capitalization weighted index, including 34 companies as of 6/30/00.

We thank you for your continued investment in Templeton World Fund and welcome your comments or suggestions.

Sincerely,

/s/ Jeffery A. Everett

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of august 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

CLASS A:

Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.


CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.


CLASS C:

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


ONE-YEAR PERFORMANCE AS OF 8/31/00

One-year cumulative total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Cumulative Total Return      13.59%
Net Asset Value (NAV)                 $18.87 (8/31/00)           $18.14 (8/31/99)
Change in NAV                         +$0.73
Distributions (9/1/99 - 8/31/00)      Dividend Income            $0.3810
                                      Long-Term Capital Gain     $1.0871
                                      ==================================
                                      TOTAL                      $1.4681

CLASS B
One-Year Cumulative Total Return      12.76%
Net Asset Value (NAV)                 $18.66 (8/31/00)           $18.05 (8/31/99)
Change in NAV                         +$0.61
Distributions (9/1/99 - 8/31/00)      Dividend Income            $0.3502
                                      Long-Term Capital Gain     $1.0871
                                      ==================================
                                      TOTAL                      $1.4373

CLASS C
One-Year Cumulative Total Return      12.77%
Net Asset Value (NAV)                 $18.43 (8/31/00)           $17.71 (8/31/99)
Change in NAV                         +$0.72
Distributions (9/1/99 - 8/31/00)      Dividend Income            $0.2215
                                      Long-Term Capital Gain     $1.0871
                                      ==================================
                                      TOTAL                      $1.3086

Templeton World Fund paid distributions derived from long-term capital gains of $1.0871 per share in October, 1999. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).

Please see Standardized SEC Performance as of 8/31/00 and index comparison on pages 10-11.


Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                     INCEPTION
CLASS A                             1-YEAR      5-YEAR    10-YEAR    (1/17/78)
-------------------------------------------------------------------------------
Cumulative Total Return(1)          12.10%      92.03%    333.93%    2,670.98%
Average Annual Total Return(2)       5.65%      12.59%     15.12%       15.46%
Value of $10,000 Investment(3)     $10,565     $18,095    $40,893     $261,167

                                                                     INCEPTION
CLASS B                                                    1-YEAR    (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                                 11.18%       22.97%
Average Annual Total Return(2)                              7.18%       10.45%
Value of $10,000 Investment(3)                            $10,718      $11,897

                                                                     INCEPTION
CLASS C                                         1-YEAR     5-YEAR    (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                      11.25%     84.66%      105.58%
Average Annual Total Return(2)                   9.18%     12.83%       14.00%
Value of $10,000 Investment(3)                 $10,918    $18,284      $20,346

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" on the Internet at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
8/31/00

CLASS A
------------------------------------
1-Year                        7.04%

5-Year                       13.98%

10-Year                      14.36%

Since Inception (1/17/78)    15.71%


AVERAGE ANNUAL TOTAL RETURN
8/31/00

CLASS B
------------------------------------
1-Year                        8.76%

Since Inception (1/1/99)     13.65%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Average annual total return represents the change in value of an investment over the periods shown. It includes each class's current, applicable, maximum sales charges, expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.


CLASS A (9/1/90 - 8/31/00)

-------------------------------------------------------------------------------
                    Templeton                MSCI World                CPI**
                   World Fund -                Index*
                    Class A
-------------------------------------------------------------------------------
09/01/90              $9,423                  $10,000                  $10,000
09/30/90              $8,494                   $8,947                  $10,084
10/31/90              $8,314                   $9,785                  $10,145
11/30/90              $8,615                   $9,626                  $10,167
12/31/90              $8,776                   $9,829                  $10,167
01/31/91              $9,342                  $10,190                  $10,228
02/28/91             $10,056                  $11,136                  $10,243
03/31/91             $10,063                  $10,809                  $10,258
04/30/91             $10,226                  $10,896                  $10,273
05/31/91             $10,601                  $11,144                  $10,303
06/30/91             $10,106                  $10,458                  $10,334
07/31/91             $10,601                  $10,954                  $10,349
08/31/91             $10,650                  $10,921                  $10,379
09/30/91             $10,756                  $11,209                  $10,426
10/31/91             $10,894                  $11,393                  $10,441
11/30/91             $10,580                  $10,898                  $10,471
12/31/91             $11,389                  $11,694                  $10,479
01/31/92             $11,453                  $11,479                  $10,494
02/29/92             $11,605                  $11,283                  $10,532
03/31/92             $11,341                  $10,753                  $10,585
04/30/92             $11,645                  $10,905                  $10,600
05/31/92             $12,116                  $11,340                  $10,615
06/30/92             $11,884                  $10,962                  $10,653
07/31/92             $11,908                  $10,993                  $10,676
08/31/92             $11,509                  $11,262                  $10,706
09/30/92             $11,509                  $11,161                  $10,736
10/31/92             $11,303                  $10,861                  $10,774
11/30/92             $11,500                  $11,057                  $10,789
12/31/92             $11,760                  $11,149                  $10,783
01/31/93             $11,913                  $11,188                  $10,836
02/28/93             $12,183                  $11,455                  $10,874
03/31/93             $12,678                  $12,122                  $10,912
04/30/93             $12,939                  $12,685                  $10,942
05/31/93             $13,326                  $12,980                  $10,957
06/30/93             $13,218                  $12,872                  $10,972
07/31/93             $13,596                  $13,140                  $10,972
08/31/93             $14,353                  $13,745                  $11,003
09/30/93             $14,281                  $13,493                  $11,025
10/31/93             $14,972                  $13,867                  $11,072
11/30/93             $14,652                  $13,084                  $11,079
12/31/93             $15,711                  $13,727                  $11,078
01/31/94             $16,661                  $14,635                  $11,109
02/28/94             $16,231                  $14,448                  $11,148
03/31/94             $15,611                  $13,828                  $11,186
04/30/94             $15,931                  $14,257                  $11,201
05/31/94             $16,081                  $14,296                  $11,208
06/30/94             $15,721                  $14,259                  $11,246
07/31/94             $16,461                  $14,533                  $11,276
08/31/94             $17,061                  $14,973                  $11,322
09/30/94             $16,611                  $14,582                  $11,352
10/31/94             $16,767                  $14,999                  $11,361
11/30/94             $15,982                  $14,352                  $11,376
12/31/94             $15,849                  $14,493                  $11,376
01/31/95             $15,715                  $14,279                  $11,420
02/28/95             $16,207                  $14,490                  $11,466
03/31/95             $16,520                  $15,191                  $11,504
04/30/95             $17,180                  $15,723                  $11,542
05/31/95             $17,728                  $15,861                  $11,565
06/30/95             $18,008                  $15,859                  $11,587
07/31/95             $18,891                  $16,656                  $11,587
08/31/95             $18,746                  $16,287                  $11,619
09/30/95             $19,193                  $16,765                  $11,640
10/31/95             $18,514                  $16,504                  $11,679
11/30/95             $18,995                  $17,080                  $11,670
12/31/95             $19,264                  $17,583                  $11,663
01/31/96             $20,027                  $17,903                  $11,731
02/29/96             $20,078                  $18,016                  $11,769
03/31/96             $20,350                  $18,319                  $11,830
04/30/96             $20,880                  $18,753                  $11,875
05/31/96             $21,099                  $18,773                  $11,898
06/30/96             $21,086                  $18,871                  $11,906
07/31/96             $20,337                  $18,208                  $11,928
08/31/96             $20,944                  $18,421                  $11,951
09/30/96             $21,409                  $19,146                  $11,989
10/31/96             $21,772                  $19,282                  $12,027
11/30/96             $22,966                  $20,366                  $12,050
12/31/96             $23,397                  $20,044                  $12,050
01/31/97             $24,118                  $20,288                  $12,088
02/28/97             $24,415                  $20,525                  $12,124
03/31/97             $24,288                  $20,123                  $12,154
04/30/97             $24,839                  $20,784                  $12,169
05/31/97             $26,154                  $22,071                  $12,162
06/30/97             $27,497                  $23,175                  $12,176
07/31/97             $28,882                  $24,246                  $12,191
08/31/97             $27,794                  $22,628                  $12,214
09/30/97             $29,688                  $23,860                  $12,244
10/31/97             $27,266                  $22,608                  $12,275
11/30/97             $27,299                  $23,012                  $12,268
12/31/97             $27,897                  $23,296                  $12,253
01/31/98             $27,847                  $23,949                  $12,275
02/28/98             $29,688                  $25,573                  $12,300
03/31/98             $31,297                  $26,657                  $12,324
04/30/98             $31,330                  $26,921                  $12,346
05/31/98             $30,252                  $26,588                  $12,369
06/30/98             $29,854                  $27,222                  $12,383
07/31/98             $29,920                  $27,182                  $12,398
08/31/98             $25,624                  $23,561                  $12,413
09/30/98             $25,658                  $23,982                  $12,428
10/31/98             $27,959                  $26,155                  $12,458
11/30/98             $29,500                  $27,715                  $12,458
12/31/98             $29,574                  $29,073                  $12,450
01/31/99             $29,277                  $29,714                  $12,481
02/28/99             $28,664                  $28,926                  $12,493
03/31/99             $30,651                  $30,135                  $12,531
04/30/99             $33,770                  $31,328                  $12,622
05/31/99             $32,619                  $30,187                  $12,622
06/30/99             $34,178                  $31,599                  $12,622
07/31/99             $33,733                  $31,509                  $12,655
08/31/99             $33,677                  $31,458                  $12,693
09/30/99             $32,879                  $31,157                  $12,749
10/31/99             $32,900                  $32,781                  $12,774
11/30/99             $34,559                  $33,706                  $12,780
12/31/99             $37,890                  $36,440                  $12,780
01/31/00             $35,660                  $34,357                  $12,815
02/29/00             $35,498                  $34,454                  $12,889
03/31/00             $37,383                  $36,839                  $12,992
04/30/00             $35,579                  $35,286                  $13,003
05/31/00             $35,092                  $34,397                  $13,013
06/30/00             $36,653                  $35,560                  $13,084
07/31/00             $36,856                  $34,563                  $13,112
08/31/00             $38,255                  $35,692                  $13,112

CLASS B (1/1/99 - 8/31/00)

-------------------------------------------------------------------------
                          Templeton          MSCI World          CPI**
                         World Fund -          Index*
                           Class B
-------------------------------------------------------------------------
01/01/1999                 $10,000            $10,000            $10,000
01/31/1999                  $9,900            $10,191            $10,021
02/28/1999                  $9,692             $9,921            $10,031
03/31/1999                 $10,358            $10,336            $10,062
04/30/1999                 $11,400            $10,745            $10,135
05/31/1999                 $10,998            $10,354            $10,135
06/30/1999                 $11,525            $10,838            $10,135
07/31/1999                 $11,362            $10,807            $10,161
08/31/1999                 $11,331            $10,790            $10,192
09/30/1999                 $11,061            $10,686            $10,237
10/31/1999                 $11,050            $11,243            $10,257
11/30/1999                 $11,604            $11,561            $10,261
12/31/1999                 $12,715            $12,498            $10,261
01/31/2000                 $11,955            $11,784            $10,290
02/29/2000                 $11,900            $11,817            $10,349
03/31/2000                 $12,523            $12,635            $10,432
04/30/2000                 $11,907            $12,103            $10,440
05/31/2000                 $11,743            $11,798            $10,448
06/30/2000                 $12,256            $12,197            $10,505
07/31/2000                 $12,318            $11,855            $10,528
08/31/2000                 $12,376            $12,242            $10,528


Past performance does not guarantee future results.

CLASS C (5/1/95-8/31/00)

-------------------------------------------------------------------------------
                    Templeton                MSCI World                CPI**
                   World Fund -                Index*
                    Class C
-------------------------------------------------------------------------------
05/01/1995            $9,897                  $10,000                  $10,000
05/31/1995           $10,200                  $10,088                  $10,020
06/30/1995           $10,354                  $10,086                  $10,040
07/31/1995           $10,857                  $10,593                  $10,040
08/31/1995           $10,767                  $10,359                  $10,067
09/30/1995           $11,018                  $10,663                  $10,086
10/31/1995           $10,617                  $10,497                  $10,119
11/30/1995           $10,887                  $10,863                  $10,112
12/31/1995           $11,038                  $11,183                  $10,105
01/31/1996           $11,469                  $11,387                  $10,164
02/29/1996           $11,492                  $11,458                  $10,197
03/31/1996           $11,633                  $11,651                  $10,250
04/30/1996           $11,923                  $11,927                  $10,289
05/31/1996           $12,050                  $11,940                  $10,309
06/30/1996           $12,035                  $12,002                  $10,316
07/31/1996           $11,596                  $11,581                  $10,335
08/31/1996           $11,938                  $11,716                  $10,355
09/30/1996           $12,191                  $12,177                  $10,388
10/31/1996           $12,395                  $12,264                  $10,421
11/30/1996           $13,065                  $12,953                  $10,441
12/31/1996           $13,297                  $12,748                  $10,441
01/31/1997           $13,703                  $12,904                  $10,473
02/28/1997           $13,865                  $13,054                  $10,505
03/31/1997           $13,776                  $12,799                  $10,531
04/30/1997           $14,083                  $13,219                  $10,544
05/31/1997           $14,813                  $14,038                  $10,537
06/30/1997           $15,566                  $14,739                  $10,550
07/31/1997           $16,336                  $15,421                  $10,563
08/31/1997           $15,712                  $14,392                  $10,583
09/30/1997           $16,774                  $15,175                  $10,609
10/31/1997           $15,390                  $14,379                  $10,636
11/30/1997           $15,399                  $14,636                  $10,629
12/31/1997           $15,721                  $14,816                  $10,617
01/31/1998           $15,683                  $15,232                  $10,636
02/28/1998           $16,717                  $16,265                  $10,657
03/31/1998           $17,608                  $16,954                  $10,678
04/30/1998           $17,618                  $17,122                  $10,697
05/31/1998           $16,992                  $16,910                  $10,717
06/30/1998           $16,764                  $17,314                  $10,730
07/31/1998           $16,793                  $17,288                  $10,742
08/31/1998           $14,375                  $14,985                  $10,755
09/30/1998           $14,384                  $15,253                  $10,768
10/31/1998           $15,664                  $16,635                  $10,794
11/30/1998           $16,521                  $17,627                  $10,794
12/31/1998           $16,542                  $18,491                  $10,788
01/31/1999           $16,373                  $18,898                  $10,814
02/28/1999           $16,023                  $18,398                  $10,825
03/31/1999           $17,124                  $19,167                  $10,858
04/30/1999           $18,839                  $19,925                  $10,937
05/31/1999           $18,193                  $19,199                  $10,937
06/30/1999           $19,050                  $20,098                  $10,937
07/31/1999           $18,786                  $20,040                  $10,965
08/31/1999           $18,743                  $20,007                  $10,998
09/30/1999           $18,288                  $19,816                  $11,046
10/31/1999           $18,289                  $20,849                  $11,068
11/30/1999           $19,195                  $21,438                  $11,073
12/31/1999           $21,034                  $23,176                  $11,073
01/31/2000           $19,784                  $21,851                  $11,104
02/29/2000           $19,681                  $21,913                  $11,167
03/31/2000           $20,713                  $23,430                  $11,257
04/30/2000           $19,704                  $22,442                  $11,266
05/31/2000           $19,417                  $21,877                  $11,275
06/30/2000           $20,277                  $22,617                  $11,336
07/31/2000           $20,369                  $21,982                  $11,360
08/31/2000           $21,137                  $22,701                  $11,360

* Source: Morgan Stanley Capital International(R). The unmanaged Morgan Stanley Capital International (MSCI) World Index tracks the performance of approximately 1,450 securities representing the stock markets of 22 countries, including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It includes reinvested dividends.

** Source: Consumer Price Index, U.S. Bureau of Labor Statistics (8/31/00). The Consumer Price Index is a commonly used measure of inflation.
One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
8/31/00

CLASS C
------------------------------------
1-Year                       10.65%

5-Year                       14.21%

Since Inception (5/1/95)     15.05%

TEMPLETON WORLD FUND

CLASS A

If you had invested $10,000 in Templeton World Fund - Class A at inception, it would be worth more than $271,000 today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on January 17, 1978 (inception), reflecting the current, maximum sales charges and applicable fees and expenses, with income dividends and capital gains reinvested as shown through August 31, 2000.*

[LINE GRAPH]

$271,079
Total value of
investment
8/31/00

             Principal +   Principal +     Total      CPI     Principal   Income       Cap      CPI
              Dividends     Cap Gains      Value                                      Gains
   1/17/78      $9,425         $9,425      $9,425   $10,000     $9,425         $0         $0
12/31/1978     $11,395        $11,405     $11,452   $10,863    $11,348        $47        $57    8.63%
12/31/1979     $14,406        $14,388     $14,675   $12,307    $14,119       $287       $269   13.29%
12/31/1980     $17,349        $16,973     $17,734   $13,848    $16,588       $761       $385   12.52%
12/31/1981     $17,785        $17,405     $18,837   $15,083    $16,353     $1,432     $1,052    8.92%
12/31/1982     $21,080        $20,021     $22,487   $15,661    $18,614     $2,466     $1,407    3.83%
12/30/1983     $27,121        $26,233     $30,130   $16,254    $23,224     $3,897     $3,009    3.79%
12/31/1984     $26,241        $27,017     $31,561   $16,897    $21,697     $4,544     $5,320    3.95%
12/31/1985     $33,383        $34,640     $41,519   $17,539    $26,504     $6,879     $8,136    3.80%
12/31/1986     $36,327        $40,184     $48,726   $17,732    $27,785     $8,542    $12,399    1.10%
12/31/1987     $33,237        $41,022     $50,394   $18,517    $23,865     $9,372    $17,157    4.43%
12/30/1988     $38,712        $48,297     $60,317   $19,336    $26,692    $12,020    $21,605    4.42%
12/29/1989     $46,883        $57,755     $73,950   $20,235    $30,688    $16,195    $27,067    4.65%
12/31/1990     $38,148        $47,435     $62,190   $21,471    $23,393    $14,755    $24,042    6.11%
12/31/1991     $46,167        $61,438     $80,706   $22,128    $26,899    $19,268    $34,539    3.06%
12/31/1992     $44,660        $63,289     $83,330   $22,770    $24,619    $20,041    $38,670    2.90%
12/31/1993     $55,556        $85,391    $111,333   $23,396    $29,614    $25,942    $55,777    2.75%
12/30/1994     $52,040        $86,977    $112,307   $24,020    $26,710    $25,330    $60,267    2.67%
12/29/1995     $57,767       $106,848    $136,510   $24,631    $28,105    $29,662    $78,743    2.54%
12/31/1996     $68,294       $128,697    $165,794   $25,448    $31,197    $37,097    $97,500    3.32%
12/31/1997     $73,648       $155,737    $197,679   $25,881    $31,706    $41,942   $124,031    1.70%
12/31/1998     $74,362       $165,233    $209,566   $26,298    $30,029    $44,333   $135,204    1.61%
12/31/1999     $93,106       $210,618    $268,493   $27,002    $35,231    $57,875   $175,387    2.68%
08/31/2000     $94,003       $212,647    $271,079   $27,707    $35,571    $58,432   $177,076    2.61%

Total Value of Investment with Capital Gains and Dividends Reinvested --
$271,079

Value of Investment with Capital Gains Reinvested -- $212,647

Value of Investment with Dividends Reinvested -- $94,003

Consumer Price Index -- $27,707

* Cumulative total return represents the change in value of an investment over the indicated period. All cumulative total return figures on this chart have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class A shares implemented a plan of distribution under Rule 12b-1, which will affect subsequent performance.


Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class A shares of the Fund. The Fund offers other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

TEMPLETON WORLD FUND
Financial Highlights

                                                                                     CLASS A
                                                        ------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                        ------------------------------------------------------------------
                                                           2000          1999          1998          1997          1996
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $18.14        $15.45        $19.66        $16.21        $16.76
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .27           .33           .42           .45           .41
 Net realized and unrealized gains (losses).........          1.93          4.10         (1.59)         4.47          1.29
                                                        ------------------------------------------------------------------
Total from investment operations....................          2.20          4.43         (1.17)         4.92          1.70
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.38)         (.36)         (.44)         (.43)         (.37)
 Net realized gains.................................         (1.09)        (1.38)        (2.60)        (1.04)        (1.88)
                                                        ------------------------------------------------------------------
Total distributions.................................         (1.47)        (1.74)        (3.04)        (1.47)        (2.25)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $18.87        $18.14        $15.45        $19.66        $16.21
                                                        ==================================================================
Total Return*.......................................        13.59%        31.42%       (7.80)%        32.70%        11.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $9,515,467    $9,115,995    $7,852,041    $8,649,994    $6,483,146
Ratios to average net assets:
 Expenses...........................................         1.07%         1.04%         1.04%         1.03%         1.03%
 Net investment income..............................         1.52%         1.99%         2.34%         2.58%         2.66%
Portfolio turnover rate.............................        46.92%        35.81%        43.36%        39.16%        22.05%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON WORLD FUND
Financial Highlights (continued)

                                                                              CLASS B
                                                                -----------------------------------
                                                                  YEAR ENDED         PERIOD ENDED
                                                                AUGUST 31, 2000    AUGUST 31, 1999+
                                                                -----------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................         $18.05             $15.93
                                                                -----------------------------------
Income from investment operations:
 Net investment income......................................            .15                .15
 Net realized and unrealized gains..........................           1.90               1.97
                                                                -----------------------------------
Total from investment operations............................           2.05               2.12
                                                                -----------------------------------
Less distributions from:
 Net investment income......................................           (.35)                --
 Net realized gains.........................................          (1.09)                --
                                                                -----------------------------------
Total distributions.........................................          (1.44)                --
                                                                -----------------------------------
Net asset value, end of year................................         $18.66             $18.05
                                                                ===================================
Total Return*...............................................         12.76%             13.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................        $23,816             $9,261
Ratios to average net assets:
 Expenses...................................................          1.82%              1.85%**
 Net investment income......................................           .83%              1.27%**
Portfolio turnover rate.....................................         46.92%             35.81%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 14

TEMPLETON WORLD FUND
Financial Highlights (continued)

                                                                                   CLASS C
                                                       ---------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                       ---------------------------------------------------------------
                                                         2000          1999          1998          1997         1996
                                                       ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.................      $17.71        $15.16        $19.39        $16.04       $16.71
                                                       ---------------------------------------------------------------
Income from investment operations:
 Net investment income.............................         .14           .20           .33           .34          .45
 Net realized and unrealized gains (losses)........        1.89          4.02         (1.61)         4.39         1.11
                                                       ---------------------------------------------------------------
Total from investment operations...................        2.03          4.22         (1.28)         4.73         1.56
                                                       ---------------------------------------------------------------
Less distributions from:
 Net investment income.............................        (.22)         (.29)         (.35)         (.34)        (.35)
 Net realized gains................................       (1.09)        (1.38)        (2.60)        (1.04)       (1.88)
                                                       ---------------------------------------------------------------
Total distributions................................       (1.31)        (1.67)        (2.95)        (1.38)       (2.23)
                                                       ---------------------------------------------------------------
Net asset value, end of year.......................      $18.43        $17.71        $15.16        $19.39       $16.04
                                                       ===============================================================
Total Return*......................................      12.77%        30.39%       (8.51)%        31.61%       10.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)....................    $423,614      $417,439      $325,319      $207,679      $58,619
Ratios to average net assets:
 Expenses..........................................       1.82%         1.81%         1.80%         1.83%        1.84%
 Net investment income.............................        .78%         1.22%         1.66%         1.92%        2.14%
Portfolio turnover rate............................      46.92%        35.81%        43.36%        39.16%       22.05%

*Total return does not reflect sales commissions or the contingent deferred sales charge.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 83.0%
AEROSPACE & DEFENSE 1.2%
BAE Systems PLC.............................................    United Kingdom         6,940,372     $   41,906,191
Lockheed Martin Corp. ......................................    United States          1,000,000         28,375,000
Raytheon Co., A.............................................    United States            992,015         26,350,398
Rolls-Royce PLC.............................................    United Kingdom        10,059,816         27,809,359
                                                                                                     --------------
                                                                                                        124,440,948
                                                                                                     --------------
AIR FREIGHT & COURIERS .1%
United Parcel Service Inc., B...............................    United States            258,500         14,330,594
                                                                                                     --------------
AIRLINES
British Airways PLC.........................................    United Kingdom            83,697            409,163
Singapore Airlines Ltd. ....................................      Singapore               55,800            538,128
                                                                                                     --------------
                                                                                                            947,291
                                                                                                     --------------
AUTO COMPONENTS
Autoliv Inc., SDR...........................................        Sweden                17,000            387,326
Sylea SA....................................................        France                 4,000            182,432
Visteon Corp. ..............................................    United States            205,486          3,223,562
                                                                                                     --------------
                                                                                                          3,793,320
                                                                                                     --------------
AUTOMOBILES 1.1%
Ford Motor Co. .............................................    United States          2,743,585         66,360,462
General Motors Corp. .......................................    United States            187,300         13,520,719
Volkswagen AG...............................................       Germany               771,365         33,260,315
                                                                                                     --------------
                                                                                                        113,141,496
                                                                                                     --------------
BANKS 7.0%
Banca Nazionale del Lavoro SpA..............................        Italy             26,315,850         97,795,389
Banco Popular Espanol SA....................................        Spain                844,432         25,112,243
Bank of America Corp. ......................................    United States            348,300         18,655,819
Credit Suisse Group.........................................     Switzerland             537,730        112,326,028
DBS Group Holdings Ltd. ....................................      Singapore            7,780,657         94,020,604
Golden West Financial Corp. ................................    United States          1,433,800         68,284,725
H&CB........................................................     South Korea           2,000,000         42,750,846
HSBC Holdings PLC...........................................      Hong Kong            4,559,713         64,894,047
Kookmin Bank................................................     South Korea           2,000,000         24,351,747
Kookmin Bank, GDR, 144A.....................................     South Korea               6,939             84,656
Nordic Baltic Holding AB....................................        Sweden               125,562            871,543
Royal Bank of Scotland Group PLC............................    United Kingdom         3,961,661         71,646,631
Unibanco Uniao de Bancos Brasileiros SA, GDR................        Brazil             2,143,400         72,875,600
                                                                                                     --------------
                                                                                                        693,669,878
                                                                                                     --------------
BIOTECHNOLOGY
*CellTech Group PLC.........................................    United Kingdom            26,860            569,785
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BUILDING PRODUCTS .3%
Anglian Group PLC...........................................    United Kingdom           148,240     $      319,209
Caradon PLC.................................................    United Kingdom        11,492,611         30,014,457
                                                                                                     --------------
                                                                                                         30,333,666
                                                                                                     --------------
CHEMICALS 3.1%
Akzo Nobel NV...............................................     Netherlands           1,999,444         88,542,235
BASF AG.....................................................       Germany             1,647,210         62,531,887
Celanese AG.................................................       Germany                61,795          1,038,341
DSM NV, Br. ................................................     Netherlands           1,540,582         47,115,950
Imperial Chemical Industries PLC............................    United Kingdom         7,723,200         52,419,910
Kemira OY...................................................       Finland             5,423,800         28,883,857
Laporte PLC.................................................    United Kingdom         3,500,000         23,246,424
*Laporte PLC, B.............................................    United Kingdom        31,500,000            366,647
                                                                                                     --------------
                                                                                                        304,145,251
                                                                                                     --------------
COMMERCIAL SERVICES & SUPPLIES .2%
*Amadeus Global Travel Distribution SA, 144A................        Spain              1,179,000         12,054,143
Arcadis NV..................................................     Netherlands              81,391            629,536
*Expedia Inc., A............................................    United States             45,950            738,072
Koninklijke Ahrend NV.......................................     Netherlands              10,000            127,134
Waste Management Inc. ......................................    United States            517,900          9,807,731
                                                                                                     --------------
                                                                                                         23,356,616
                                                                                                     --------------
COMMUNICATIONS EQUIPMENT .9%
*3Com Corp. ................................................    United States          1,003,900         16,689,838
*Alcatel Networks Corp. ....................................        Canada               231,984         19,271,041
Marconi PLC.................................................    United Kingdom         1,020,700         17,998,987
Nortel Networks Corp. ......................................        Canada               442,068         36,056,171
                                                                                                     --------------
                                                                                                         90,016,037
                                                                                                     --------------
COMPUTERS & PERIPHERALS 4.8%
Compaq Computer Corp. ......................................    United States          2,795,300         95,214,906
Creative Technology Ltd. ...................................      Singapore            1,183,650         26,040,300
Fujitsu Ltd. ...............................................        Japan              1,050,000         30,424,794
Hewlett-Packard Co. ........................................    United States          1,341,000        161,925,750
International Business Machines Corp. ......................    United States            710,300         93,759,600
*Palm Inc. .................................................    United States          1,541,784         67,838,496
                                                                                                     --------------
                                                                                                        475,203,846
                                                                                                     --------------
CONSTRUCTION & ENGINEERING
SNC-Lavalin Group Inc., A...................................        Canada                31,800            285,729
                                                                                                     --------------
CONSTRUCTION MATERIALS 1.4%
Cemex SA, ADR...............................................        Mexico             3,045,160         71,370,938
CSR Ltd. ...................................................      Australia           14,260,546         36,254,927
Gujarat Ambuja Cements Ltd. ................................        India              3,911,172         16,731,647
Gujarat Ambuja Cements Ltd., GDR, 144A......................        India              1,294,000          5,984,750
Gujarat Ambuja Cements Ltd., GDR, Reg S.....................        India              1,152,000          5,328,000

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CONSTRUCTION MATERIALS (CONT.)
Hanson PLC..................................................    United Kingdom            32,201     $      191,151
Nichiha Corp. ..............................................        Japan                 30,100            207,177
                                                                                                     --------------
                                                                                                        136,068,590
                                                                                                     --------------
DIVERSIFIED FINANCIALS 8.4%
Ayala Corp. ................................................     Philippines          39,462,000          6,296,430
First Pacific Co. Ltd. .....................................      Hong Kong           31,928,190         10,950,715
Housing Development Finance Corp. Ltd. .....................        India                768,000          8,841,984
Hutchison Whampoa Ltd. .....................................      Hong Kong           10,587,060        149,318,093
ING Groep NV................................................     Netherlands           1,520,407        101,919,175
Merrill Lynch & Co. Inc. ...................................    United States          1,517,700        220,066,500
Morgan Stanley Dean Witter & Co. ...........................    United States          2,480,744        266,835,027
Nomura Securities Co. Ltd. .................................        Japan              3,170,000         74,166,823
                                                                                                     --------------
                                                                                                        838,394,747
                                                                                                     --------------
DIVERSIFIED TELECOMMUNICATION SERVICES 3.2%
AT&T Corp. .................................................    United States                100              3,150
Embratel Participacoes SA...................................        Brazil            20,000,000            379,225
Nippon Telegraph & Telephone Corp. .........................        Japan                  4,000         47,636,909
Philippine Long Distance Telephone Co., GDR.................     Philippines               6,440            228,620
SBC Communications Inc. ....................................    United States          1,364,865         56,983,114
Telecom Argentina Stet-France Telecom SA, B, ADR............      Argentina            1,010,900         23,756,150
Telecom Corp. of New Zealand Ltd. ..........................     New Zealand           7,062,470         19,684,916
Telecom Italia SpA, di Risp.................................        Italy             10,883,800         64,540,315
Telecomunicacoes Brasileiras SA.............................        Brazil           147,744,000         13,235,654
*Telefonica SA..............................................        Spain              2,400,052         46,089,192
*Telefonica SA, ADR.........................................        Spain                  2,503            143,453
*Telefonica SA, BDR.........................................        Spain                208,230          3,899,091
Telefonos de Mexico SA de CV (Telmex), ADR..................        Mexico               751,671         40,919,090
                                                                                                     --------------
                                                                                                        317,498,879
                                                                                                     --------------
ELECTRIC UTILITIES 5.5%
E.ON AG.....................................................       Germany             2,728,900        134,164,447
Entergy Corp. ..............................................    United States          4,247,300        129,277,194
Guangdong Electric Power Development Co Ltd., B.............        China             36,606,843         29,757,463
Iberdrola SA, Br. ..........................................        Spain              7,587,317         87,353,979
Korea Electric Power Corp. .................................     South Korea           5,780,150        169,950,746
National Power PLC..........................................    United Kingdom            54,200            371,422
                                                                                                     --------------
                                                                                                        550,875,251
                                                                                                     --------------
ELECTRICAL EQUIPMENT 1.0%
ABB Ltd. ...................................................     Switzerland             918,924        102,248,736
Makita Corp. ...............................................        Japan                148,000          1,193,548
Twentsche Kabel Holdings NV.................................     Netherlands              13,500            472,884
                                                                                                     --------------
                                                                                                        103,915,168
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
*Agilent Technologies Inc. .................................    United States            604,157     $   36,438,219
*Solectron Corp. ...........................................    United States          1,422,400         64,452,500
                                                                                                     --------------
                                                                                                        100,890,719
                                                                                                     --------------
FOOD & DRUG RETAILING 2.0%
Dairy Farm International Holdings Ltd. .....................      Hong Kong            3,163,077          1,455,015
J.Sainsbury PLC.............................................    United Kingdom        12,464,427         66,238,407
*Kroger Co. ................................................    United States          4,936,100        111,987,769
Safeway PLC.................................................    United Kingdom         4,516,097         17,297,326
                                                                                                     --------------
                                                                                                        196,978,517
                                                                                                     --------------
HEALTH CARE PROVIDERS & SERVICES 3.0%
Aetna Inc. .................................................    United States          1,264,900         70,755,344
HCA-The Healthcare Co. .....................................    United States          6,490,200        223,911,900
                                                                                                     --------------
                                                                                                        294,667,244
                                                                                                     --------------
HOUSEHOLD DURABLES 2.1%
Koninklijke Philips Electronics NV..........................     Netherlands           1,271,565         61,950,369
LG Electronics Inc. ........................................     South Korea           3,121,000         79,379,662
Mckechnie Group PLC.........................................    United Kingdom           394,000          2,244,271
Newell Rubbermaid Inc. .....................................    United States            815,300         21,146,844
Sony Corp. .................................................        Japan                393,700         43,933,140
                                                                                                     --------------
                                                                                                        208,654,286
                                                                                                     --------------
HOUSEHOLD PRODUCTS .2%
Clorox Co. .................................................    United States            500,000         18,093,750
                                                                                                     --------------
INDUSTRIAL CONGLOMERATES .5%
Alfa SA de CV, A............................................        Mexico                83,200            229,115
Cookson Group PLC...........................................    United Kingdom        13,484,433         46,006,890
                                                                                                     --------------
                                                                                                         46,236,005
                                                                                                     --------------
INSURANCE 6.7%
Ace Ltd. ...................................................       Bermuda             4,507,500        158,325,938
Allied Zurich PLC...........................................    United Kingdom        12,015,000        147,803,502
American International Group Inc. ..........................    United States          1,031,380         91,921,743
AXA SA......................................................        France               406,063         57,869,754
*Muenchener Rueckversicherungs-Gesellschaft, wts.,
  6/03/02...................................................       Germany                 1,040             70,733
*Pacific Century Regional Developments Ltd. ................      Singapore            3,900,000         52,791,495
Partnerre Ltd. .............................................       Bermuda                53,500          2,243,656
SCOR SA.....................................................        France             1,242,833         54,804,869
Torchmark Corp. ............................................    United States              4,418            123,980
+W. R. Berkley Corp. .......................................    United States          1,863,100         49,372,150
XL Capital Ltd., A..........................................       Bermuda               722,875         49,833,195
                                                                                                     --------------
                                                                                                        665,161,015
                                                                                                     --------------
IT CONSULTING & SERVICES .1%
*Complete Business Solutions Inc. ..........................    United States          1,000,000         13,500,000
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
LEISURE EQUIPMENT & PRODUCTS 1.6%
Eastman Kodak Co. ..........................................    United States          1,806,400     $  112,448,400
Mattel Inc. ................................................    United States          4,950,100         48,882,238
                                                                                                     --------------
                                                                                                        161,330,638
                                                                                                     --------------
MACHINERY 1.0%
First Tractor Company Ltd., H...............................        China              3,308,000            279,933
Invensys PLC................................................    United Kingdom        14,357,529         54,991,481
METSO OYJ...................................................       Finland                26,500            320,413
Svedala Industri, A.........................................        Sweden                28,500            522,492
Volvo AB, B.................................................        Sweden             2,333,326         38,697,135
                                                                                                     --------------
                                                                                                         94,811,454
                                                                                                     --------------
MARINE
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom            92,086            822,639
                                                                                                     --------------
MEDIA .6%
*24/7 Media Inc. ...........................................    United States            245,100          3,538,631
Television Broadcasts Ltd. .................................      Hong Kong            1,997,600         11,295,137
Wolters Kluwer NV...........................................     Netherlands           2,280,752         46,231,459
                                                                                                     --------------
                                                                                                         61,065,227
                                                                                                     --------------
METALS & MINING 4.9%
Alcan Aluminum Ltd. ........................................        Canada             1,882,710         61,601,572
Anglo American Platinum Corp. Ltd. .........................     South Africa          3,234,172        126,444,645
Barrick Gold Corp. .........................................        Canada             3,452,500         54,784,864
Broken Hill Proprietary Co. Ltd. ...........................      Australia           15,458,242        169,409,185
Companhia Siderurgica Nacional CSN, ADR.....................        Brazil               691,280         25,058,900
Pohang Iron & Steel Co. Ltd. ...............................     South Korea             700,685         53,569,620
                                                                                                     --------------
                                                                                                        490,868,786
                                                                                                     --------------
MULTILINE RETAIL .4%
Sears, Roebuck & Co. .......................................    United States          1,158,700         36,136,956
                                                                                                     --------------
OIL & GAS 6.1%
Burlington Resources Inc. ..................................    United States          1,603,900         63,053,319
Occidental Petroleum Corp. .................................    United States          3,893,800         84,203,425
Perez Companc SA, ADR, B....................................      Argentina            2,797,015         47,024,815
*PetroChina Co. Ltd., H.....................................        China            747,060,000        178,161,066
Royal Dutch Petroleum Co., Br. .............................     Netherlands           1,518,000         92,445,768
Shell Transport & Trading Co. PLC...........................    United Kingdom        10,041,795         85,835,425
Valero Energy Corp. ........................................    United States          1,899,550         57,223,944
                                                                                                     --------------
                                                                                                        607,947,762
                                                                                                     --------------
PAPER & FOREST PRODUCTS 1.2%
Stora Enso OYJ, R (EUR/FIM Traded)..........................       Finland             2,638,100         24,157,566
Stora Enso OYJ, R (EUR Traded)..............................       Finland             2,757,696         24,517,212
UPM-Kymmene Corp. ..........................................       Finland             2,802,290         70,879,401
                                                                                                     --------------
                                                                                                        119,554,179
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PHARMACEUTICALS 3.4%
Abbott Laboratories.........................................    United States          1,250,000     $   54,687,500
Aventis SA..................................................        France               463,578         34,908,478
China Pharmaceutical Enterprise & Inv. Corp. Ltd. ..........        China                578,000             74,109
*China Pharmaceutical Enterprise & Inv. Corp. Ltd., wts.,
  10/20/01..................................................        China                 57,800                941
Mylan Laboratories Inc. ....................................    United States          1,712,900         45,498,906
Ono Pharmaceutical Co Ltd. .................................        Japan              1,265,500         50,434,874
Pharmacia Corp. ............................................    United States          2,561,867        150,029,336
                                                                                                     --------------
                                                                                                        335,634,144
                                                                                                     --------------
REAL ESTATE 6.9%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           29,674,600        386,184,895
Crescent Real Estate Equities Co. ..........................    United States          2,715,846         60,088,093
Highwoods Properties Inc. ..................................    United States          2,231,900         53,705,094
*Hon Kwok Land Investment Co Ltd, wts., 10/28/00............      Hong Kong            2,096,948              3,764
Inversiones y Representacion SA.............................      Argentina           10,258,613         24,933,416
Inversiones y Representacion SA, GDR........................      Argentina              759,412         18,605,594
Lend Lease Corp. Ltd. ......................................      Australia            3,900,590         46,091,735
National Health Investors Inc. .............................    United States            342,100          2,522,988
Nationwide Health Properties Inc. ..........................    United States            400,000          5,775,000
New World Development Co. Ltd. .............................      Hong Kong           25,201,102         41,197,806
Union du Credit Bail Immobilier.............................        France               300,936         45,750,405
                                                                                                     --------------
                                                                                                        684,858,790
                                                                                                     --------------
SOFTWARE .3%
*Intuit Inc. ...............................................    United States            538,300         32,230,713
                                                                                                     --------------
SPECIALTY RETAIL
Danske Traelast AS..........................................       Denmark                 4,300            512,732
Laox Co. Ltd. ..............................................        Japan                 60,000            320,705
                                                                                                     --------------
                                                                                                            833,437
                                                                                                     --------------
TEXTILES & APPAREL 2.8%
Adidas-Salomon AG...........................................       Germany             1,324,460         70,297,175
Gucci Group NV..............................................     Netherlands           1,495,400        153,745,813
Li & Fung Ltd. .............................................      Hong Kong           12,376,000         53,951,508
                                                                                                     --------------
                                                                                                        277,994,496
                                                                                                     --------------
TRANSPORTATION INFRASTRUCTURE
Hong Kong Aircraft Engineering Co. Ltd. ....................      Hong Kong              125,000            228,386
                                                                                                     --------------
WATER UTILITIES
Thames Water Group PLC......................................    United Kingdom            45,364            536,268
                                                                                                     --------------
TOTAL COMMON STOCKS (COST $6,326,477,062)...................                                          8,270,022,503
                                                                                                     --------------
PREFERRED STOCKS 4.7%
Banco Itau SA, pfd. ........................................        Brazil           972,494,000         93,000,251
Brasil Telecom Participacoes SA, ADR, pfd. .................        Brazil               124,730          8,785,669
Cia Vale do Rio Doce, A, pfd. ..............................        Brazil             1,583,500         42,818,467

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil             1,566,800     $   42,597,375
Embratel Participacoes SA, ADR, pfd. .......................        Brazil             5,008,350        109,557,656
National Australia Bank Ltd., cvt. pfd. ....................      Australia              196,700          5,237,138
News Corp. Ltd., pfd. ......................................      Australia           13,108,747        142,395,819
Tele Celular Sul Participacoes SA, ADR, pfd. ...............        Brazil                62,365          2,479,009
Tele Norte Leste Participacoes SA, pfd. ....................        Brazil            17,299,832            438,319
Tele Norte Leste Participacoes SA, ADR, pfd. ...............        Brazil                16,276            415,038
Telecomunicacoes Brasileiras SA, ADR, pfd. .................        Brazil               139,000         12,753,250
Telesp Celular Participacoes SA, ADR, pfd. .................        Brazil               249,460          9,167,655
                                                                                                     --------------
TOTAL PREFERRED STOCKS (COST $308,867,389)..................                                            469,645,646
                                                                                                     --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                  --------------
BONDS 4.5%
National Grid Group PLC:
 cvt., Reg. S, 4.25%, 2/17/08...............................    United Kingdom        15,000,000GBP      30,499,338
 cvt., 144A, 4.25%, 2/17/08.................................    United Kingdom        16,000,000GBP      32,532,627
Sony Corp., cvt., 1.40%, 3/31/05............................        Japan          4,628,000,000JPY     128,459,115
U.S. Treasury Bond, 6.25%, 5/15/30..........................    United States         80,000,000         86,575,040
U.S. Treasury Note:
 5.875%, 11/15/04...........................................    United States         30,000,000         29,831,250
 6.75%, 5/15/05.............................................    United States         50,000,000         51,562,500
 6.50%, 2/15/10.............................................    United States         80,000,000         83,525,040
                                                                                                     --------------
TOTAL BONDS (COST $363,039,617).............................                                            442,984,910
                                                                                                     --------------
SHORT TERM INVESTMENTS 4.0%
Fannie Mae, 6.41% to 6.46%, with maturities to 9/25/00......    United States         75,000,000         74,837,725
Federal Home Loan Bank, 6.41% to 6.45%, with maturities to
  1/31/01...................................................    United States         85,100,000         84,296,775
Federal Home Loan Mortgage Corp., 6.42% to 6.45%, with
  maturities to 9/26/00.....................................    United States        177,000,000        176,391,788
Sallie Mae, 6.673% to 6.853%, with maturities to 2/15/01....    United States         66,607,000         66,600,581
                                                                                                     --------------
TOTAL SHORT TERM INVESTMENTS (COST $402,076,157)............                                            402,126,869
                                                                                                     --------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST
 $7,400,460,225)............................................                                          9,584,779,928
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENTS 2.1%
Deutsche Bank AG, 6.63%, 9/01/00 (Maturity Value
 $73,013,444) Collateralized by U.S. Treasury Notes and
 Bonds......................................................    United States     $   73,000,000     $   73,000,000
Paine Webber Group Inc., 6.60%, 9/01/00 (Maturity Value
 $74,013,567) Collateralized by U.S. Treasury Notes and
 Bonds......................................................    United States         74,000,000         74,000,000
Paribas Corp., 6.65%, 9/01/00 (Maturity Value $66,332,251)
 Collateralized by U.S. Treasury Notes and Bonds............    United States         66,320,000         66,320,000
                                                                                                     --------------
TOTAL REPURCHASE AGREEMENTS (COST $213,320,000).............                                            213,320,000
                                                                                                     --------------
TOTAL INVESTMENTS (COST $7,613,780,225) 98.3%...............                                          9,798,099,928
OTHER ASSETS, LESS LIABILITIES 1.7%.........................                                            164,797,354
                                                                                                     --------------
TOTAL NET ASSETS 100.0%.....................................                                         $9,962,897,282
                                                                                                     ==============

CURRENCY ABBREVIATIONS:

EUR -- European Unit
FIM -- Finnish Markka
GBP -- British Pound
JPY -- Japanese Yen

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at August 31, 2000, were $49,372,150.
(a)At August 31, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See Notes to Financial Statements.

TEMPLETON WORLD FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

Assets:
 Investments in securities, at value (cost
  $7,400,460,225)...........................................    $9,584,779,928
 Repurchase agreement, at value and cost....................       213,320,000
 Cash.......................................................               989
 Receivables:
  Investment securities sold................................         5,976,447
  Capital shares sold.......................................       184,780,360
  Dividends and interest....................................        23,643,869
                                                                --------------
      Total assets..........................................    10,012,501,593
                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased...........................        21,155,362
  Capital shares redeemed...................................        17,408,755
  To affiliates.............................................         8,687,352
 Deferred tax liability (Note 1e)...........................           122,509
 Accrued expenses...........................................         2,230,333
                                                                --------------
      Total liabilities.....................................        49,604,311
                                                                --------------
Net assets, at value........................................    $9,962,897,282
                                                                ==============
Net assets consist of:
 Undistributed net investment income........................    $  114,582,664
 Net unrealized appreciation................................     2,184,197,194
 Accumulated net realized gain..............................       771,674,591
 Capital shares.............................................     6,892,442,833
                                                                --------------
Net assets, at value........................................    $9,962,897,282
                                                                ==============
CLASS A:
 Net asset value per share ($9,515,467,175 / 504,231,671
   shares outstanding)......................................            $18.87
                                                                ==============
 Maximum offering price per share ($18.87 / 94.25%).........            $20.02
                                                                ==============
CLASS B:
 Net asset value and maximum offering price per share
  ($23,816,366 / 1,276,287 shares outstanding)*.............            $18.66
                                                                ==============
CLASS C:
 Net asset value per share ($423,613,741 / 22,988,060 shares
  outstanding)*.............................................            $18.43
                                                                ==============
 Maximum offering price per share ($18.43 / 99.00%).........            $18.62
                                                                ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

TEMPLETON WORLD FUND
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

Investment Income:
 (net of foreign taxes of $11,317,101)
 Dividends..................................................    $180,667,220
 Interest...................................................      70,914,101
                                                                ------------
      Total investment income...............................                    $  251,581,321
Expenses:
 Management fees (Note 4)...................................      59,214,552
 Administrative fees (Note 4)...............................       7,502,610
 Distribution fees (Note 4)
  Class A...................................................      23,115,202
  Class B...................................................         175,030
  Class C...................................................       4,247,039
 Transfer agent fees (Note 4)...............................       7,542,600
 Custodian fees.............................................       3,371,100
 Reports to shareholders....................................       1,347,000
 Registration and filing fees...............................         264,500
 Professional fees..........................................         165,700
 Directors' fees and expenses...............................         146,000
 Other......................................................         246,373
                                                                ------------
      Total expenses........................................                       107,337,706
                                                                                --------------
            Net investment income...........................                       144,243,615
                                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     790,331,009
  Foreign currency transactions.............................     (14,083,888)
                                                                ------------
      Net realized gain.....................................                       776,247,121
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     353,814,936
  Deferred taxes (Note 1e)..................................        (122,509)
                                                                ------------
      Net unrealized appreciation...........................                       353,692,427
                                                                                --------------
Net realized and unrealized gain............................                     1,129,939,548
                                                                                --------------
Net increase in net assets resulting from operations........                    $1,274,183,163
                                                                                ==============

                       See Notes to Financial Statements.

TEMPLETON WORLD FUND
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                     2000                 1999
                                                                ------------------------------------
Increase in net assets:
 Operations:
  Net investment income.....................................    $  144,243,615       $   178,721,339
  Net realized gain from investments and foreign currency
   transactions.............................................       776,247,121           562,718,597
  Net unrealized appreciation on investments and deferred
   taxes....................................................       353,692,427         1,697,687,609
                                                                ------------------------------------
    Net increase in net assets resulting from operations....     1,274,183,163         2,439,127,545

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................      (192,671,122)         (180,149,378)
   Class B..................................................          (231,669)                   --
   Class C..................................................        (5,276,127)           (6,049,599)
  Net realized gains:
   Class A..................................................      (545,583,137)         (693,063,687)
   Class B..................................................          (711,956)                   --
   Class C..................................................       (25,885,603)          (29,487,922)
                                                                ------------------------------------
 Total distributions to shareholders........................      (770,359,614)         (908,750,586)

 Capital share transactions (Note 3):
   Class A..................................................       (82,815,626)         (205,209,640)
   Class B..................................................        13,338,051             9,040,599
   Class C..................................................       (14,143,382)           31,127,157
                                                                ------------------------------------
 Total capital share transactions...........................       (83,620,957)         (165,041,884)
      Net increase in net assets............................       420,202,592         1,365,335,075
Net assets:
 Beginning of year..........................................     9,542,694,690         8,177,359,615
                                                                ------------------------------------
 End of year................................................    $9,962,897,282       $ 9,542,694,690
                                                                ====================================

Undistributed net investment income included in net assets:
 End of year................................................    $  114,582,664       $   169,487,428
                                                                ====================================

                       See Notes to Financial Statements.
 26

TEMPLETON WORLD FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

2. MERGER WITH TEMPLETON GLOBAL INFRASTRUCTURE FUND AND TEMPLETON GROWTH AND INCOME FUND

On July 22, 1999, the Fund acquired all of the net assets of the Templeton Global Infrastructure Fund pursuant to a plan of reorganization approved by the Global Infrastructure Fund's shareholders. The merger was accomplished by a tax-free exchange of 926,808 Class A shares and 179,108 Class C shares (valued at $18.29 per share and $17.87 per share, respectively) for the net assets of the Global Infrastructure Fund which aggregated $20,151,975, including $1,330,042 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $9,638,473,098.

On July 29, 1999, the Fund acquired all of the net assets of the Templeton Growth and Income Fund pursuant to a plan of reorganization approved by the Growth and Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,755,844 Class A shares and 792,151 Class C shares (valued at $18.16 per share and $17.74 per share, respectively) for the net assets of the Growth and Income Fund which aggregated $45,938,881, including $2,680,383 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $9,653,130,530.

TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

3. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B, and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a third class of shares, Class B, was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At August 31, 2000, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 1.2 billion shares have been classified as Fund shares as follows: 800 million Class A shares, 200 million Class B shares, and 200 million Class C shares. Transactions in the Fund's shares were as follows:

                                                                            YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------------------------
                                                                 2000                                    1999
                                                   ------------------------------------------------------------------------
                                                      SHARES            AMOUNT                 SHARES           AMOUNT
                                                      ----------------------------------------------------------------
CLASS A SHARES:
Shares sold......................................   557,869,741    $  9,960,885,599          239,655,133    $ 4,032,873,847
Shares issued on reinvestment of distributions...    40,893,477         654,322,691           53,401,120        780,738,937
Shares issued on mergers.........................            --                  --            2,682,652         48,837,445
Shares redeemed..................................  (597,169,284)    (10,698,023,916)        (301,379,988)    (5,067,659,869)
                                                   ------------------------------------------------------------------------
Net increase (decrease)..........................     1,593,934    $    (82,815,626)          (5,641,083)   $  (205,209,640)
                                                   ========================================================================

                                                              YEAR ENDED                             PERIOD ENDED
                                                           AUGUST 31, 2000                         AUGUST 31, 1999*
                                                   ------------------------------------------------------------------------
                                                      SHARES            AMOUNT                 SHARES           AMOUNT
                                                      ----------------------------------------------------------------
CLASS B SHARES:
Shares sold......................................       833,440    $     14,707,955              523,243    $     9,223,801
Shares issued on reinvestment of distributions...        54,473             863,804                   --                 --
Shares redeemed..................................      (124,754)         (2,233,708)             (10,115)          (183,202)
                                                   ------------------------------------------------------------------------
Net increase.....................................       763,159    $     13,338,051              513,128    $     9,040,599
                                                   ========================================================================

                                                                            YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------------------------
                                                                 2000                                    1999
                                                   ------------------------------------------------------------------------
                                                      SHARES            AMOUNT                 SHARES           AMOUNT
                                                      ----------------------------------------------------------------
CLASS C SHARES:
Shares sold......................................    12,644,415    $    219,172,175           13,729,928    $   220,404,100
Shares issued on reinvestment of distributions...     1,719,441          26,899,814            2,101,303         30,196,067
Shares issued on mergers.........................            --                  --              971,259         17,253,411
Shares redeemed..................................   (14,950,786)       (260,215,371)         (14,693,533)      (236,726,421)
                                                   ------------------------------------------------------------------------
Net increase (decrease)..........................      (586,930)   $    (14,143,382)           2,108,957    $    31,127,157
                                                   ========================================================================

*Effective date of Class B shares was January 1, 1999.

TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 2000, there were unreimbursed costs of $925,855. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $1,022,447 and $317,796, respectively.

5. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At August 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $7,627,130,866 was as follows:

Unrealized appreciation.....................................  $2,557,110,628
Unrealized depreciation.....................................    (386,141,566)
                                                              --------------
Net unrealized appreciation.................................  $2,170,969,062
                                                              ==============

TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

5. INCOME TAXES (CONT.)

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and losses realized subsequent to October 31, on the sale of foreign currencies.

At August 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $13,114,427. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2000 aggregated $4,426,276,169 and $4,001,506,529, respectively.

TEMPLETON WORLD FUND
REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton World Fund series of Templeton Funds, Inc. (the "Fund") at August 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years ending August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 29, 2000

TEMPLETON WORLD FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $740,278,374 as a capital gain dividend for the fiscal year ended August 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 18.61% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2000.

At August 31, 2000, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, and Class C shareholders of record on October 19, 2000.

                                     CLASS A                               CLASS B                     CLASS C
                        ------------------------------------------------------------------------------------------
                         FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX
       COUNTRY          PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE
------------------------------------------------------------------------------------------------------------------
Argentina.............     $0.0000            $0.0049            $0.0000            $0.0038            $0.0000
Australia.............      0.0005             0.0147             0.0005             0.0115             0.0005
Bermuda...............      0.0000             0.0025             0.0000             0.0020             0.0000
Brazil................      0.0031             0.0167             0.0031             0.0131             0.0031
Canada................      0.0005             0.0018             0.0005             0.0014             0.0005
China.................      0.0000             0.0005             0.0000             0.0004             0.0000
Finland...............      0.0007             0.0030             0.0007             0.0023             0.0007
France................      0.0017             0.0070             0.0017             0.0055             0.0017
Germany...............      0.0010             0.0068             0.0010             0.0054             0.0010
Hong Kong.............      0.0000             0.0143             0.0000             0.0112             0.0000
India.................      0.0000             0.0008             0.0000             0.0006             0.0000
Italy.................      0.0009             0.0065             0.0009             0.0051             0.0009
Japan.................      0.0006             0.0026             0.0006             0.0021             0.0006
Mexico................      0.0002             0.0021             0.0002             0.0017             0.0002
Netherlands...........      0.0032             0.0161             0.0032             0.0127             0.0032
New Zealand...........      0.0001             0.0006             0.0001             0.0004             0.0001
Philippines...........      0.0000             0.0001             0.0000             0.0001             0.0000
Singapore.............      0.0007             0.0060             0.0007             0.0047             0.0007
South Africa..........      0.0000             0.0054             0.0000             0.0042             0.0000
South Korea...........      0.0012             0.0049             0.0012             0.0038             0.0012
Spain.................      0.0010             0.0045             0.0010             0.0035             0.0010
Switzerland...........      0.0011             0.0050             0.0011             0.0039             0.0011
United Kingdom........      0.0050             0.0381             0.0050             0.0299             0.0050
                        ------------------------------------------------------------------------------------------
TOTAL.................     $0.0215            $0.1649            $0.0215            $0.1293            $0.0215
                        ------------------------------------------------------------------------------------------
                        ------------------------------------------------------------------------------------------

                            CLASS C
                        ----------------
                         FOREIGN SOURCE
       COUNTRY          INCOME PER SHARE
----------------------
Argentina.............      $0.0031
Australia.............       0.0093
Bermuda...............       0.0016
Brazil................       0.0106
Canada................       0.0011
China.................       0.0003
Finland...............       0.0019
France................       0.0044
Germany...............       0.0043
Hong Kong.............       0.0091
India.................       0.0005
Italy.................       0.0041
Japan.................       0.0017
Mexico................       0.0013
Netherlands...........       0.0103
New Zealand...........       0.0004
Philippines...........       0.0001
Singapore.............       0.0038
South Africa..........       0.0034
South Korea...........       0.0031
Spain.................       0.0029
Switzerland...........       0.0032
United Kingdom........       0.0242
                        ----------------
TOTAL.................      $0.1047
                        ----------------
                        ----------------

In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

[FRANKLIN TEMPLETON LOGO]

Templeton World Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777


ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers L.L.P.
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton World Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

102 A00 10/00                        [RECYCLING LOGO]  Printed on recycled paper